UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2007 (May 3, 2007)

INVESTOOLS INC.
Exact Name of Registrant as Specified in its Charter

DELAWARE	000-52012	76-0685039
State of Incorporation	(Commission	(I.R.S. Employer
or Organization	File Number)	Identification No.)

45 ROCKEFELLER PLAZA, SUITE 2012, NEW YORK, NY	10111
Address of Principal Executive Offices	Zip Code

Registrant’s telephone number, including area code  (801) 816-6918

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.  Results of Operations and Financial Condition.

On May 3, 2007, Investools Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 2.02, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release, dated May 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTOOLS INC.

	By:	/s/ Ida K. Kane
Ida K. Kane
Chief Financial Officer

Dated: May 4, 2007

EXHIBIT INDEX

No.	Description
99.1	Press Release, dated May 3, 2007.